UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

BearlyBullish Fund
Investor Class (BRBLX)

ANNUAL REPORT
March 31, 2016

BearlyBullish Fund
A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	18
Supplemental Information	19
Expense Example	22

This report and the financial statements contained herein are provided for the general information of the shareholders of the BearlyBullish Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.bearlybullish.com

Alpha
CAPITAL MANAGEMENT
5407 Parkcrest Dr., 2nd Floor
Austin, Texas 78731

Letter to Shareholders

MARKET REVIEW – March 31, 2016

 Performance to 12 month ended 03/31/2016 (Total Return) and Inception date 6/15/2011

BearlyBullish Fund-Investor	1yr:	-11.00%	3 yr: 5.17%	Annualized	8.69%	Inception: 49.13%
Bloomberg Active Index for Funds (Large Cap-Value)	1yr:	- 2.98%	3 yr: 8.90%	Annualized	10.46%	Inception: 61.16%
S&P 500 Index	1yr:	+1.78%	3 yr: 11.82%	Annualized	13.10%	Inception: 80.44%

Performance Year to date (03/31/16)

Q1 2106 Total Return
BearlyBullish Fund-Investor	- 2.47%
Bloomberg Active Index for Funds (Large Cap-Value)	+0.50%
S&P 500 Index	+1.35%

As of the current prospectus the Investor Class Fund expense ratios are Gross 1.92% and Net 1.50%. The Advisor has contractually agreed to waive fees and/or absorb expenses to ensure that total annual fund operating expenses do not exceed 1.49% through July 31, 2016. The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-337-3707. The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. Shares redeemed within 90 days of purchase will be charged a 1.00% redemption fee.

SUMMARY AND SECTOR REVIEW (Percent of Fund’s Portfolio as of 03/31/2016)

The dust has settled on a volatile quarter in which we saw the S&P correct sharply, down 10.3% at its lowest point. The main culprits were renewed China slowdown fears, weak crude oil prices and a strengthening dollar. However, toward the end of the quarter oil prices, along with other commodities began to strengthen. Additionally, lowered expectations of a FED rate hike helped weaken the dollar, which has been a headwind for the U.S. economy and corporate earnings. The quarter ended with the S&P 500 achieving a total return of 1.3%. There continued to be significant dispersion across sectors. Higher yielding sectors such as utilities, telecoms and REIT’s, outperformed on the prospects of continued lower interest rates. Sectors that had underperformed over the last 18 months, such as energy, industrials and railroads began to show stability later in the quarter.

The Funds’ performance over the previous 12 months can be illuminated by our investment theme, which incorporates owning cyclically focused sectors. This strategy was aligned with the economic data we were evaluating as well as stated FED policy indicating the beginning of an interest rate tightening cycle. Specifically, we were significantly over weight Financials (21.30% vs S&P 15.63%) and Energy (14.20% vs. S&P 6.76%). Both of these sectors underperformed the market significantly over the time period as many investors fled to defensive sectors (Staples, Telecom, Utilities and Healthcare), areas where we were underweight due to valuations.

Our sector wise positioning as of 03/31/2016 is as follows:

Financial – 21.30%
One of our continued broad themes is the prospects of rising interest rates. Early to overweight financials, and continue to remain so, we still believe the banks and insurance companies will be beneficiaries of a rate tightening cycle, surely to begin this year. This sector has underperformed significantly due to pressure on net interest margins as a result of low rates as well as credit exposure to the struggling energy markets. The sector was down 5% for Q1, which given our significant overweighting, was a substantial drag on performance. We believe this situation will likely reverse itself over the coming months, leading to vastly increased profitability in the banks, which are highly levered to interest rates.

Alpha
CAPITAL MANAGEMENT
5407 Parkcrest Dr., 2nd Floor
Austin, Texas 78731

Consumer Cyclical 16.64%
The Fund had an overweight in the consumer discretionary sector (16.64% vs. 12.89% S&P500). Sector performance was strong versus the index (+6.60% vs. 1.78%). This was driven by resilience in consumer spending despite rocky overall global growth. Our overweight position helped Fund performance and we continue to focus on a housing related theme, as we believe the housing markets are going to continue to recover, boosting the shares of companies with significant exposure.

Consumer Non-Cyclical 16.52%
This sector includes Healthcare (14.2%) and more pure play consumer names (10.4%). On this basis, the Fund was considerably underweight versus the index (16.52% vs. 24.6%). Valuations in both healthcare and staples ran up significantly as the market became more defensive over the last 12 months. Our lack of full exposure here hurt Fund performance, but we continue to own a number of high quality names across the space.

Energy 14.20%
The energy sector began to finally show some stability in the first quarter as oil prices bounce off their lows of $31 in late January to end the quarter at $39.75, a 28% rally in two months.  For the quarter, the energy sector rebounded 12%; however, this follows 2015, where the sector was down 19.3%.  We continue to believe that rig counts, production levels and inventories will fall and demand will rise, supporting higher crude prices and sector valuations.  This will buoy the shares across the energy sector, where we have seen great value.

Industrial 12.07%
The Fund was overweight this sector during the time period following the theme of continued momentum in the global economy.  While the sector enjoyed something of a rebound in Q1 of 2016, this followed a fall of 2% in 2015.  Our slight overweight stance (12.07% vs. 10.4%) reflected this performance.

Communications (9.80%)/Technology (7.32%) - 17.1%
Technology shares performed well over the 12 months ended 3/31/16, driven by outsized size and performance of four of the sectors largest companies, the so called FANG’s (Facebook, Amazon, Netflix and Google).  The Fund was underweight the sector (17.1% vs. 21% S&P 500), which detracted from performance.  The primary reason was valuations across the sector, which we found to be stretched.

Basic Materials – 2.15%
The materials sector underperformed the index significantly (-7.02% vs. +1.78% SP 500) as commodities continued to be in a multi-year bear market. The Fund was neutrally weighted in this sector during the period, so impact to performance was marginal.

Utilities – 0.0%
We have no exposure to utilities as we hold the view that this sector is relatively expensive.

As always, we appreciate the confidence and trust you have placed in us and the management of your assets.

Sincerely,

Buddie Ballard Jr., CFA	Michael Turner, CFA

The views in this letter were as of March 31, 2016  and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Alpha
CAPITAL MANAGEMENT
5407 Parkcrest Dr., 2nd Floor
Austin, Texas 78731

Equity investments are subject to market fluctuations. Mid cap stocks are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to call out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The Fund is non-diversified and may hold fewer securities than a diversified Fund. Holding fewer securities increases the risk that the value of the Fund could go down because of the poor performance of a single investment. The Fund may, at times, experience higher than average portfolio turnover, which may generate significant taxable gains and increased trading expenses, which in turn may lower the Fund’s return.

The S&P 500 Index is an unmanaged capitalization-weighted index (weighted by the market value of the companies) of 500 stocks listed on various exchanges. The Barclays Aggregate Bond Index represents the securities of the U.S. dollar-denominated investment grade bond market. The Nasdaq Composite consists of the common stocks and similar securities listed on the NASDAQ stock market. The Bloomberg Active Index BBOEGIUS consists of Funds in the BearlyBullish Fund’s peer group. This index represents a peer group of 189 open-end, growth and income Funds domiciled in the United States. It is not possible to invest directly in an Index.

Exposures are subject to change at any time.

BearlyBullish Fund
FUND PERFORMANCE at March 31, 2016 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Investor Class shares, made at its inception, with a similar investment in the S&P 500®Index. Results include the reinvestment of all dividends and capital gains.

The S&P 500®Index is a market weighted index composed of 500 large capitalization companies. The index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of March 31, 2016	1 Year	3 Years	Since Inception	Inception Date
BearlyBullish Fund – Investor Class shares	-11.00%	5.17%	8.69%	06/15/11
S&P 500® Index	1.78%	11.82%	13.10%	06/15/11

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's share, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 337-3707.

Gross and net expense ratios for the Investor Class were 1.92% and 1.50%, respectively, which were the amounts stated in the current prospectus dated August 1, 2015. The Fund's Advisor has contractually agreed to waive its fees and/ or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 1.49% of the average daily net assets for the Investor Class shares. In absence of such waivers, the Fund's returns would have been lower. This agreement is in effect until July 31, 2016, and it may be terminated before that date only by the Trust's Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 90 days of purchase will be charged a 1.00% redemption fee.

BearlyBullish Fund
SCHEDULE OF INVESTMENTS
As of March 31, 2016

Number of Shares		Value
	COMMON STOCKS – 99.9%
	BASIC MATERIALS – 2.1%
18,427	CF Industries Holdings, Inc.	$577,502

	COMMUNICATIONS – 9.8%
8,421	Alibaba Group Holding Ltd. - ADR*1	665,511
848	Alphabet Inc. - Class A*	646,939
1,162	Amazon.com, Inc.*	689,810
5,834	Expedia, Inc.	629,022
		2,631,282

	CONSUMER, CYCLICAL – 16.6%
13,303	Leggett & Platt, Inc.	643,865
3,387	Mohawk Industries, Inc.*	646,578
14,874	Newell Rubbermaid, Inc.	658,769
6,433	Polaris Industries, Inc.	633,522
7,591	Under Armour, Inc. - Class A*	643,945
9,605	VF Corp.	622,020
11,352	Williams-Sonoma, Inc.	621,409
		4,470,108

	CONSUMER, NON-CYCLICAL – 16.5%
4,490	Anthem, Inc.	624,065
2,557	Biogen Idec, Inc.*	665,638
9,044	Eli Lilly & Co.	651,259
6,807	Estee Lauder Cos., Inc. - Class A	641,968
17,118	Intrexon Corp.*	580,129
9,186	Post Holdings, Inc.*	631,721
9,862	Quintiles Transnational Holdings, Inc.*	642,016
		4,436,796

	ENERGY – 14.2%
6,593	Chevron Corp.	628,972
5,623	Core Laboratories N.V.[1]	632,082
23,603	Devon Energy Corp.	647,666
8,553	EOG Resources, Inc.	620,777
19,234	Newfield Exploration Co.*	639,531
8,735	Schlumberger Ltd.[1]	644,206
		3,813,234

	FINANCIAL – 21.3%
11,940	American International Group, Inc.	645,357
46,437	Bank of America Corp.	627,828
11,047	Cullen/Frost Bankers, Inc.	608,800
4,077	Goldman Sachs Group, Inc.	640,008
10,593	JPMorgan Chase & Co.	627,318
6,963	MasterCard, Inc. - Class A	658,004

BearlyBullish Fund
SCHEDULE OF INVESTMENTS – Continued
As of March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	FINANCIAL (Continued)
22,596	Synchrony Financial*	$647,601
5,561	Travelers Cos., Inc.	649,024
12,737	Wells Fargo & Co.	615,961
		5,719,901

	INDUSTRIAL – 12.1%
3,914	FedEx Corp.	636,886
11,643	Fortune Brands Home & Security, Inc.	652,474
20,679	General Electric Co.	657,386
5,726	Honeywell International, Inc.	641,598
4,090	Martin Marietta Materials, Inc.	652,396
		3,240,740

	TECHNOLOGY – 7.3%
6,057	Apple, Inc.	660,152
6,315	Fiserv, Inc.*	647,793
11,931	Microsoft Corp.	658,949
		1,966,894

	TOTAL COMMON STOCKS (Cost $24,311,673)	26,856,457

	SHORT-TERM INVESTMENTS – 0.2%
61,375	Fidelity Institutional Money Market Fund, 0.35%[2]	61,375

	TOTAL SHORT-TERM INVESTMENTS (Cost $61,375)	61,375

	TOTAL INVESTMENTS – 100.1% (Cost $24,373,048)	26,917,832
	Liabilities in Excess of Other Assets – (0.1)%	(24,685)
	TOTAL NET ASSETS – 100.0%	$26,893,147

ADR – American Depository Receipt

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

BearlyBullish Fund
SUMMARY OF INVESTMENTS
As of March 31, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financial	21.3%
Consumer, Cyclical	16.6%
Consumer, Non-cyclical	16.5%
Energy	14.2%
Industrial	12.1%
Communications	9.8%
Technology	7.3%
Basic Materials	2.1%
Total Common Stocks	99.9%
Short-Term Investments	0.2%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

BearlyBullish Fund
STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2016

Assets:
Investments, at value (cost $24,373,048)	$26,917,832
Receivables:
Securities sold	620,584
Fund shares sold	15,644
Dividends and interest	14,450
Prepaid expenses	14,367
Total assets	27,582,877

Liabilities:
Payables:
Investment securities purchased	637,973
Advisory fees	9,234
Distribution fees (Note 7)	5,670
Auditing fees	17,513
Fund administration fees	4,350
Fund accounting fees	4,251
Transfer agent fees and expenses	3,203
Chief Compliance Officer fees	2,140
Custody fees	1,614
Trustees' fees and expenses	63
Accrued other expenses	3,719
Total liabilities	689,730

Net Assets	$26,893,147

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$26,023,388
Accumulated net realized loss on investments	(1,675,025)
Net unrealized appreciation on investments	2,544,784
Net Assets	$26,893,147

Investor Class:
Shares of beneficial interest issued and outstanding	2,196,264
Net asset value per share	$12.24

See accompanying Notes to Financial Statements.

BearlyBullish Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2016

Investment Income:
Dividends	$410,299
Interest	2,506
Total investment income	412,805

Expenses:
Advisory fees	298,933
Distribution fees (Note 7)	74,706
Fund administration fees	37,283
Fund accounting fees	34,235
Transfer agent fees and expenses	27,524
Registration fees	20,499
Auditing fees	17,499
Legal fees	16,390
Chief Compliance Officer fees	14,618
Custody fees	11,034
Shareholder reporting fees	7,801
Trustees' fees and expenses	6,001
Miscellaneous	5,301
Insurance fees	1,299

Total expenses	573,123
Advisory fees waived	(127,890)
Net expenses	445,233
Net investment loss	(32,428)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments:	(742,533)
Net change in unrealized appreciation/depreciation on investments	(2,695,866)
Net realized and unrealized loss on investments	(3,438,399)

Net Decrease in Net Assets from Operations	$(3,470,827)

See accompanying Notes to Financial Statements.

BearlyBullish Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(32,428)	$(64,764)
Net realized gain (loss) on investments	(742,533)	3,332,438
Net change in unrealized appreciation/depreciation on investments	(2,695,866)	(1,942,010)
Net increase (decrease) in net assets resulting from operations	(3,470,827)	1,325,664

Distributions to Shareholders:
From net realized gains	(2,692,306)	(2,069,010)
Total distributions to shareholders	(2,692,306)	(2,069,010)

Capital Transactions:
Investor Class:
Net proceeds from shares sold	3,792,890	6,685,808
Reinvestment of distributions	2,692,306	2,069,010
Cost of shares redeemed[1]	(4,972,081)	(4,439,098)
Net increase in net assets from capital transactions	1,513,115	4,315,720

Total increase (decrease) in net assets	(4,650,018)	3,572,374

Net Assets:
Beginning of period	31,543,165	27,970,791
End of period	$26,893,147	$31,543,165

Capital Share Transactions:
Shares sold	271,807	438,280
Shares reinvested	204,272	141,616
Shares redeemed	(367,144)	(294,482)
Net increase from capital share transactions	108,935	285,414

[1]	Net of redemption fee proceeds of $662 and $834 respectively.

See accompanying Notes to Financial Statements.

BearlyBullish Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Period June 15, 2011* through March 31, 2012
Net asset value, beginning of period	$15.11	$15.52	$12.81	$11.10	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.02)	(0.03)	(0.07)	(0.02)	- [2]
Net realized and unrealized gain (loss) on investments	(1.55)	0.73	3.23	1.74	1.10
Total from investment operations	(1.57)	0.70	3.16	1.72	1.10

Less Distributions:
From net investment income	-	-	-	(0.01)	- [2]
From net realized gain	(1.30)	(1.11)	(0.45)	-	-
Total distributions	(1.30)	(1.11)	(0.45)	(0.01)	-

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$12.24	$15.11	$15.52	$12.81	$11.10

Total return[3]	(11.00)%	4.72%	24.80%	15.46%	11.05%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$26,893	$31,543	$27,971	$18,918	$13,530

Ratio of expenses to average net assets:
Before fees waived	1.92%	1.91%	2.09%	2.63%	3.25%[5]
After fees waived	1.49%	1.49%	1.49%	1.49%	1.49%[5]
Ratio of net investment loss to average net assets:
Before fees waived	(0.54)%	(0.65)%	(1.09)%	(1.35)%	(1.82)%[5]
After fees waived	(0.11)%	(0.22)%	(0.49)%	(0.21)%	(0.06)%[5]

Portfolio turnover rate	91%	89%	51%	74%	151%[4]

*	Commencement of operations.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2016

Note 1 – Organization
BearlyBullish Fund (the ‘‘Fund’’) is organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to achieve long-term capital appreciation. The Fund is authorized to issue two classes of shares: Investor Class and Institutional Class. The Fund’s Investor Class commenced investment operations on June 15, 2011. As of March 31, 2016, the Fund’s Institutional Class is not available for investment.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Options are valued at the last quoted sales price, if no sale was reported on that date, the last quoted bid price is used. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2016

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Alpha Capital Management (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. The Fund’s Advisor has contractually agreed to waive its fee and/or pay for operating expenses of the Fund to ensure that total annual operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.49% of the average daily net assets for the Investor Class shares. This agreement is in effect until July 31, 2016, and may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended March 31, 2016, the Advisor waived fees totaling $127,890. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. At March 31, 2016, the amount of potentially recoverable expenses was $389,316. The Advisor may recapture all or a portion of this no later than March 31, of the years stated below:

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2016

2017	$139,233
2018	122,193
2019	127,890
Total	$389,316

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended March 31, 2016, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended March 31, 2016, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At March 31, 2016, gross unrealized appreciation and depreciation of investments based on cost for federal income tax purposes were as follows:

Cost of investments	$24,825,686
Gross unrealized appreciation	$3,854,333
Gross unrealized depreciation	(1,762,187)
Net unrealized appreciation on investments	$2,092,146

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$(32,427)	$32,428	$(1)

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2016

As of March 31, 2016, the components of accumulated earnings on a tax basis were as follows:

Accumulated capital and other losses	$(1,222,387)
Net unrealized appreciation on investments	2,092,146
Total accumulated earnings	$869,759

Post-October capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. As of March 31, 2016, the Fund had $1,222,387 of Post-October capital losses.

The tax character of distributions paid during the fiscal years ended March 31, 2016 and March 31, 2015, were as follows:

Distributions paid from:	2016	2015
Ordinary income	$220,465	$137,959
Net long-term capital gains	2,471,841	1,931,051
Total distributions paid	$2,692,306	$2,069,010

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the years ended March 31, 2016 and March 31, 2015, the Fund received $662 and $834 respectively, in redemption fees.

Note 6 – Investment Transactions
For the year ended March 31, 2016, purchases and sales of investments, excluding short-term investments, were $26,216,770 and $25,432,601, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class shares. The Institutional Class does not pay any distribution fees.

For the year ended March 31, 2016, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2016

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$26,856,457	$-	$-	$26,856,457
Short-Term Investments	61,375	-	-	61,375
Total Investments	$26,917,832	$-	$-	$26,917,832

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 10 – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures requires an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2016

Note 11 – Recently Issued Accounting Pronouncements
In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the BearlyBullish Fund and
the Board of Trustees of
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the BearlyBullish Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period June 15, 2011 (commencement of operations) through March 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BearlyBullish Fund as of March 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the period June 15, 2011 through March 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania May 27, 2016

BearlyBullish Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income
For the year ended March 31, 2016, 100.00% of dividends to be paid from net investment income, including short-term capital gains, (if any) from the Fund, is designated as qualified dividend income.

Corporate Dividends Received Deduction
For the year ended March 31, 2016, 100.00% of dividends to be paid from net investment income, including short-term capital gains, (if any) from the Fund, is designated as dividends received deduction available to corporate shareholders.

Long-term Capital Gain Designation
For federal income tax purposes, the Fund designates long-term capital gain dividends of $2,471,841, or the amounts determined to be necessary, for the year ended March 31, 2016.

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 337-3707 or on the Fund’s website at www.bearlybullish.com. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	77	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	77	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	77	None.

BearlyBullish Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
John P. Zader [a]‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	77	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	77	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).
			N/A	N/A

BearlyBullish Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam, and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

BearlyBullish Fund
EXPENSE EXAMPLE
For the Six Months Ended March 31, 2016 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		10/1/15	3/31/16	10/1/15–3/31/16
Investor Class	Actual Performance	$1,000.00	$995.40	$7.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.55	7.52

*
Expenses are equal to the Fund’s annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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BearlyBullish Fund
A series of Investment Managers Series Trust

  Investment Advisor
Alpha Capital Management
5407 Parkcrest Dr., 2nd Floor
Austin, Texas 78731

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

   Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

     Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
BearlyBullish Fund – Investor Class	BRBLX	461418493

Privacy Principles of the BearlyBullish Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the BearlyBullish Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 337-3707, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877) 337-3707, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (877) 337-3707.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

BearlyBullish Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free:  (877) 337-3707

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-337-3707.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2016	FYE 3/31/2015
Audit Fees	$14,800	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2016	FYE 3/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 3/31/2016	FYE 3/31/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	6/09/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	6/09/16

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	6/09/16